Exhibit 10.5

CERNER CORPORATION

AMENDMENT TO EXECUTIVE [SEVERANCE][EMPLOYMENT] AGREEMENT

March __, 2022

Dear [Name]:

This letter memorializes our conversations regarding, and serves as an amendment (the "Amendment") to, the Executive [Severance][Employment] Agreement, as amended, by and between you and Cerner Corporation (the "Company" and, the agreement, the "ESA"). For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, you and the Company agree to the terms of the Amendment, which are as follows:

1. Amended ESA. Notwithstanding anything to the contrary contained in the ESA, the accelerated vesting provisions applicable to the time-based restricted stock unit award and performance-based restricted stock unit award that will be granted to you in connection with the 2022 annual performance cycle, which is targeted to be commenced on or about March 4, 2022 shall be governed by the applicable award agreement (and the accelerated vesting provisions contained in the ESA shall be superseded solely with respect to these awards).

2. No Further Amendments. Except as specifically set forth above, all of the remaining terms of the ESA shall remain unchanged and in full force and effect.

3. Effectiveness. This Amendment is conditioned upon, and will become effective upon, the consummation of the transactions contemplated by that certain Agreement and Plan of Merger dated as of December 20, 2021 by and between the Company, OC Acquisition LLC, Cedar Acquisition Corporation, and the Company (the "Transactions"). In the event the Transactions do not occur, this Amendment shall not be effective.

4. Miscellaneous. This letter may be delivered via facsimile and may be executed in counterparts, each of which shall be deemed an original and all of which shall be constitute document. This letter shall be governed by and construed and enforced in accordance with Delaware law without regard to the conflict of laws provisions thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this letter to be executed as of the date first written above.

CERNER CORPORATION

By: ________________________

Name: _____________________

Title: ______________________

The undersigned hereby accepts and agrees to all the terms and provisions of this letter:

___________________________
[Name]